Financial instruments	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about financial instruments [abstract]
Financial instruments [Text Block]

24. Financial instruments

As at December 31, 2019, the Company’s financial instruments consist of cash and cash equivalents, receivable due from related party, preferred shares in the JV, accounts payable and accrued liabilities and long-term incentive plan liability. The Company classifies cash and cash equivalents and the related party receivable as financial assets measured at amortized cost, while accounts payable and accrued liabilities are classified as other financial liabilities and measured at amortized cost. The long-term incentive plan liability is a financial liability measured at fair value through profit or loss and falls within Level 3 of the fair value hierarchy as discussed below.

Refer to note 7 for the classification and measurement of the preferred share financial assets. The fair value hierarchy comprises:

Level 1 – fair values based on unadjusted quoted prices in active markets for identical assets or liabilities;

Level 2 – fair values based on inputs that are observable for the asset or liability, either directly or indirectly; and

Level 3 – fair values based on inputs for the asset or liability that are not based on observable market data.

The Company’s policy for determining when a transfer occurs between levels in the fair value hierarchy is to assess the impact at the date of the event or the change in circumstances that could result in a transfer. There were no transfers between the levels during 2019 or 2018.

The fair values of all financial assets and liabilities measured at amortized cost approximate their carrying values given their short-term to maturity.

 The risk exposure arising from these financial instruments is summarized as follows:

(a) Credit risk

Credit risk is the risk of an unexpected loss if a customer or the issuer of a financial instrument fails to meet its contractual obligations. The Company is subject to credit risk on the cash and cash equivalent balances held at banks in each of Canada and South Africa. The risk of loss associated with cash investments is considered to be low as the Company’s cash and cash equivalents were held in highly-rated Canadian and South African banking institutions. As at December 31, 2019, the Company had a receivable due from the JV of $4.2 million (December 31, 2018 – $2.3), interest receivable of $0.1 million (December 31, 2018 – $0.1 million) and a loan receivable from a third party in the amount of $0.3 million, the latter of which has been fully provided against (December 31, 2018 – $0.3 million which was fully provided against).

Credit risk associated with the related party receivable is considered to be low based on the liquidity of available funds of the JV. The Company expects to receive GST refunds on a regular basis from the Canada Revenue Agency and makes monthly GST filings (as required by law). The Company does not consider there to be a significant credit risk related to the GST receivable balance as at December 31, 2019.

In addition, the Company is exposed to credit risk on its preferred share investments in the JV (note 7). With respect to the 174.9 million preference shares, credit risk is mitigated by monitoring the financial condition of the JV on a regular basis. The Company’s maximum exposure to credit risk in relation to the preferred shares at the reporting date is the carrying value of the financial asset totaling $108.0 million.

(b) Liquidity risk

Liquidity risk encompasses the risk that the Company cannot meet its financial obligations as they fall due. The Company manages liquidity risk through a rigorous planning and budgeting process, which is reviewed and updated on a regular basis, to help determine the funding requirements to support current operations, expansion and development plans, and by managing the Company’s capital structure (note 23). By managing liquidity risk, the Company aims to ensure that it will have sufficient liquidity to settle obligations and liabilities as they fall due. Subsequent to the JV Transaction, the Company has no current direct sources of revenue and any free cash flows generated by AGM are no longer within the Company’s exclusive control as the disposition of cash from the JV is governed by the JVA (note 1). However, through a combination of the Company’s cash balance, cash flows from its investment in the JV, and the ongoing management fee receipts from the JV, the Company believes it is in a position to meet all working capital requirements, contractual obligations and commitments as they fall due. The Company’s cash flows, however, and its ability to meet working capital requirements and contractual obligations are significantly influenced by the price of gold and the performance of the AGM. The Company aims to manage its liquidity by ensuring that, even in a low gold price environment, it can manage spending and provide adequate cash flow to meet all commitments.

As at December 31, 2019, the Company had a cash and cash equivalents balance of $31.1 million (December 31, 2018 – $10.4 million) allowing it to settle current accounts payable and accrued liabilities of $2.2 million (December 31, 2018 – $3.5 million) as they become due.

      (c) Market risk

(i) Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. As disclosed in note 7, the Company holds preferred shares in the JV which are carried at fair value through profit or loss with fair value determined by reference to a discounted cash flow model. Changes in interest rates would impact the discount rate applied to forecast future cash flows and accordingly the fair value of the preferred shares; however, changes in interest rates would not impact the amount or timing of forecast future cash flows.

With other variables, unchanged, a 1% decrease (increase) in the annualized interest rate would have resulted in a $3.9 million increase and $3.6 million decrease, respectively, to the after-tax net loss for year ended December 31, 2019 (year ended December 31, 2018 – $4.2 million).

The Company’s cash and cash equivalents earn interest income at variable rates and accordingly future interest income is subject to fluctuations in short-term interest rates. A +/-1% change in short-term interest rates would not have a material impact on the Company’s interest income for the year ended December 31, 2019.

(ii) Foreign currency risk

As at December 31, 2019 and 2018, the Company’s exposure to foreign currency risk was limited to the following balances:

December 31, 2019
	Foreign currency amount		USD Equivalent
	C$	ZAR	$
Cash and cash equivalents	195	2,588	330
Receivables	31	34	26
Accounts payable and accrued liabilities	(1,511)	(826)	(1,209)
RSU liability	(1,315)	-	(1,001)
Lease liability	(784)	-	(597)
Net exposure to foreign currency	(3,384)	1,796	(2,451)

December 31, 2018
	Foreign currency amount			USD Equivalent
	C$	ZAR	GBP	$
Cash and cash equivalents	162	2,556	-	311
Receivables	318	-	-	233
Accounts payable and accrued liabilities	(797)	(163)	(42)	(668)
Net exposure to foreign currency	(317)	2,393	(42)	(124)

A +/-10% change in the prevailing exchange rates as at December 31, 2019, with all other variables held constant, would have resulted in a $0.2 million decrease (increase) to the after-tax net loss for the year ended December 31, 2019 (year ended December 31, 2018 – immaterial).

            (iii) Price risk

Price risk is the risk that the future cash flows of a financial instrument will fluctuate because of changes in market prices, other than those arising from currency risk or interest rate risk. Future cash flows from the JV are expected to be received as redemption of the Company’s preference shares in the JV (note 7). The JV’s available cash flows (to redeem the preference shares issued to the Company) are expected to fluctuate due to changes in gold prices. During the year, the JV entered into a hedging program to manage the AGM’s exposure to gold price risk. As at December 31, 2019, there were no active gold hedges in place by the JV.

A 10% increase or decrease in the gold price assumptions as at December 31, 2019, with all other variables held constant, would have resulted in a $41.2 million increase (decrease) to the fair value of the Company’s preference shares in the JV (note 7), which would impact the Company’s after-tax net income (loss) by the same amount (December 31, 2018 – $0.2 million).